EXCHANGE AGREEMENT

OXYGEN BIOTHERAPEUTICS, INC.
2530 Meridian Parkway, Suite 3005
Durham, North Carolina 27713

U.S Holders: The common stock of Oxygen Biotherapeutics, Inc., described in the Confidential Limited Offering Memorandum dated June 8, 2009 (the “Memorandum”), and this Exchange Agreement (collectively the “Securities”) have not been registered with the United States Securities and Exchange Commission or any state securities agency, and are being offered in reliance on exemptions from registration provided in sections 4(2) of the Securities Act of 1933, as amended, or Regulation D promulgated thereunder and certain exemptions from the registration requirements of applicable state laws.

Non-U.S. Holders: The Securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act of 1933, or an exemption from the registration requirements of the Securities Act of 1933 is available. Persons participating in the exchange described in the Memorandum are prohibited from engaging in hedging transactions in our securities, unless in compliance with the Securities Act of 1933, as amended.

This EXCHANGE AGREEMENT (this “Agreement”), is made by and between OXYGEN BIOTHERAPEUTICS, INC., a Delaware corporation (the “Company”), and the undersigned holder of warrants in the Company (the “Holder”).

1.         The Exchange.

(a)         The Holder hereby agrees to exchange all of the following securities (collectively the “Warrants”):

Check the box below for each class of Warrants you are offering for exchange – you may offer any or all of the classes of Warrants you hold

[ ]

All of the Warrants to purchase shares of the Company’s common stock at an exercise price of $0.247 per share (the “Class I Warrants”) listed or recorded in the name of the Holder in the books and records of the Company;

[ ]

All of the Warrants to purchase shares of the Company’s common stock at an exercise price of $0.245 per share (the “Class II Warrants”) listed or recorded in the name of the Holder in the books and records of the Company; and/or

[ ]

All of the Warrants to purchase shares of the Company’s common stock at an exercise price of $0.47 per share (the “Class III Warrants”) listed or recorded in the name of the Holder in the books and records of the Company.

The exchange of the Warrants will be consummated at the Closing, as hereinafter defined, upon the Company’s acceptance of this Agreement. The Holder may withdraw this Agreement and offer of exchange at any time prior to the Closing by sending written notice of withdrawal to the Company. No offer can be withdrawn after the Closing.

(b)         The exchange of Warrants offered under this Agreement is subject to the following terms and conditions:

(i)         If the Holder has in its possession the original agreements representing the Warrants offered for exchange, the Holder must deliver the original Warrant agreements on or before July 9, 2009, to the Company’s counsel acting as receiving agent for the Company at the following address:

Parsons Behle & Latimer
Attn: Mark Lehman
201 South Main Street, Suite 1800
Salt Lake City, Utah 84111
USA

(ii)         If the Holder does not have in its possession the original agreements representing the Warrants offered for exchange, the Holder must sign and return with this Agreement the certificate attached hereto as Exhibit B (page 11).

(iii)         Company may reject this Agreement if not properly completed and signed by the Holder or if the Company reasonably determines the Holder may not meet one or more of the conditions required for the Company to rely on the exemptions from registration the Company is relying on for issuing its securities in the exchange.

(iv)         All of the holders of Company Warrants are entitled to elect to participate by submitting to the Company agreements of like tenor to this Agreement (“Exchange Agreements”). There is no minimum number of total Warrants that must be offered by holders before the Company will exchange any Warrants. The Company expects it will accept offers of exchange for approximately 80 million total Warrants. However, this is an estimate only and the Company reserves the right exercisable in its sole discretion to accept offers of exchange on Exchange Agreements it receives for any number of Warrants, more or less than 80 million, and reject this Agreement to the extent the Warrants offered hereunder exceeds the number of Warrants the Company elects to exchange, subject to proration as provided below.

(v)         If this Agreement is not rejected, the Company will accept this Agreement in accordance with the following acceptance priority that will be applied to all Exchange Agreements properly submitted to the Company:

First, all of the Class I Warrants,

Second, all of the Class II Warrants up to the maximum number of Warrants OBI elects to accept for exchange, and

Third, all of the Class III Warrants up to the maximum number of Warrants OBI elects to accept for exchange.

(vi)         If the number of Class II or Class III Warrants properly offered for exchange under all Exchange Agreements exceeds the total number of Warrants the Company elects to exchange after taking into account the Warrants of each class accepted for exchange under the order of priority stated above, the number of Class II Warrants or Class III Warrants, as the case may be, properly offered for exchange will be accepted on a prorata basis with respect to the holders of that class making the offer based on the number of Warrants of such class offered for exchange by the Holder and each other holder submitting an Exchange Agreement offering to exchange that class of Warrants, and the total number of Warrants of such class offered under all Exchange Agreements, including this Agreement.

(c)         At the Closing the Company shall cause to be issued to the Holder the following consideration for the Warrants accepted for exchange:

(i)         For each one share purchasable under the Class I Warrants, cash in the amount of $0.04 and one-half (½) share of Company common stock, par value $0.0001;

(ii)         For each one share purchasable under the Class II Warrants, cash in the amount of $0.04 and one-half (½) share of Company common stock, par value $0.0001; and

(iii)         For each one share purchasable under the Class III Warrants, cash in the amount of $0.001 and one-quarter (¼) share of Company common stock, par value $0.0001.

On the date of Closing, the Warrants shall be cancelled on the books and records of the Company and no longer represent any right to acquire any securities of the Company.

(d)         The closing of the exchange (the “Closing”) shall take place on the third business day following the date that the Company receives payment of $5 million pursuant to Section 2.2 of the Securities Purchase Agreement between the Company and Vatea Fund dated June 8, 2009. If for any reason the Closing does not take place on or before July 31, 2009, this Agreement shall terminate, the Warrants delivered by the Holder to the Company will be promptly returned to the Holder, and no party to this Agreement shall have any obligation or liability to the other hereunder.

2.         General Representations of the Holder. The Holder hereby represents and warrants as follows:

(a)         The Holder is over the age of 18 years.

(b)         The Holder acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities.

(c)         The Holder has received and read the Memorandum with respect to the purchase of these securities, including each of the Company’s SEC reports included in the CD, and understands the risk of an investment in the Company and acknowledges that an investment in the Company involves high risks.

(d)         The Holder, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company.

(e)         The Holder has been provided with all materials and information requested by the Holder or its representatives, including any information requested to verify any information furnished, and the Holder has been provided the opportunity for direct communication between the Company and its representatives and the Holder and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company.

(f)         All information that the Holder has provided to the Company or its agents or representatives concerning the Holder's suitability to invest in the Company is complete, accurate, and correct as of the date of the Holder's signature on this Agreement. Such information includes, but is not limited to, information concerning the Holder's personal financial affairs, business position, and the knowledge and experience of the Holder and the Holder's advisers.

(g)         The Holder has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(h)         The Holder was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement.

(i)         The Holder has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities the Holder acquires under this Agreement. The Holder is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(j)         The Holder acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the offer of exchange may be rejected, the Warrants delivered by the Holder to the Company will be promptly returned to the Holder.

3.         Representations and Covenants Regarding Exemptions and Restrictions on Transfer.

Representations by U.S. Holder. The Holder represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make the Holder an “underwriter” within the meaning of the Act. The Holder acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act, except as specifically provided herein. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

Representations by Non-U.S. Holder. The Holder represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the securities have not been registered, but are being acquired by reason of a specific terms of Regulation S adopted the Act, the securities have not been registered under the Act, and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Act, or an exemption from the registration requirements of the Act is available. Holder agrees it will not engage in hedging transactions in any securities of the Company, unless in compliance with the Act. The offer or sale of the securities, if made prior to the expiration of a six-month distribution compliance period, cannot be made to a U.S. person or for the account or benefit of a U.S. person (other than a distributor). Any such offer or sale made by the Holder prior to the expiration of a six-month distribution compliance period, must be made pursuant to the provisions of Rule 903 or Rule 904 of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration. Holder agrees and acknowledges that OBI is required by the terms of this Agreement to refuse to register any transfer of the securities not made in accordance with the foregoing requirements. The certificates representing the securities will bear a legend restricting transfer, except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

4.         Specific Information Represented by U.S. Holder.

[NOTE: Complete this Section 4 only if the Holder is a “U.S. Person” as defined in Rule 902(k) of Regulation S.]

(a)         Personal Financial Information. The following information pertaining to the Holder as a natural person is being provided here in lieu of furnishing a personal financial statement.

(i)         My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

Yes [ ]	No [ ]

(ii)         My individual income in the past two calendar years exceeded $200,000 in each such year, and I reasonably expect my individual income will exceed $200,000 in the current calendar year.

Yes [ ]	No [ ]

(iii)         The joint income of my spouse and me in the past two calendar years exceeded $300,000 in each such year, and I reasonably expect our joint income will exceed $300,000 in the current calendar year.

Yes [ ]	No [ ]

(iv)         Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes [ ]	No [ ]

(b)         Business Financial Information. The following information pertaining to the Holder as a corporation, partnership, or other legal entity is being provided here in lieu of furnishing a financial statement.

(i)         The Holder is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and investment decisions are made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor and the employee benefit plan has total assets in excess of $5,000,000.

Yes [ ]	No [ ]

(ii)         The Holder is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and the employee benefit plan is a self-directed plan with investment decisions made solely by persons who satisfy one or more of the other criteria set forth in Items 4 and 5, and the employee benefit plan has total assets in excess of $5,000,000.

Yes [ ]	No [ ]

(iii)         The Holder is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

Yes [ ]	No [ ]

(iv)         The Holder is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

Yes [ ]	No [ ]

(v)         The Holder is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

Yes [ ]	No [ ]

(vi)         The Holder is an entity in which all of the equity owners are accredited investors under the criteria set forth in Items 4 and 5.

Yes [ ]	No [ ]

5.         Specific Information Represented by Non-U.S. Holder.

[NOTE: The following representations are made by the Holder only if it is NOT a “U.S. Person” as defined in Rule 902(k) of Regulation S.]

(a)         Holder is not a U.S. Person and Holder was not formed for the purpose of investing in securities that have not been registered under the Act in reliance upon Regulation S by or for the benefit of a U.S. person.

(b)         At the time this Agreement was signed and sent to the Company, Holder was outside the United States.

(c)         No offer to sell or purchase any of the securities of the Company hereunder was made in the United States.

(d)         Holder has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being acquired by the Holder.

(e)         Holder is acquiring the Securities for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.

6.         Indemnity. The Holder hereby agrees to indemnify the Company and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorney's fees) incurred on account of or arising out of:

(a)         any inaccuracy in the Holder’s declarations, representations, and warranties set forth herein or made by the Holder to the Company in connection with the exchange provided for herein;

(b)         the disposition of any portion of the securities that the Holder will receive, contrary to the Holder’s declarations, representations, and warranties set forth herein; and

(c)         any action, suit, or proceeding based on (i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any of the securities or any part hereof.

7.         Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Holder hereby grants to the Company the right to setoff against any amounts payable by the Company to the Holder, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorney's fees) which are incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

8.         Option Agreement. By its execution of this Agreement, the Holder and Company agree to be bound by the terms, provisions, and obligations of the option agreement attached hereto as Exhibit A (the “Option Agreement”) that grants certain option rights to Vatea Fund and the Company. The Holder’s signature (including the signature of any person acting in a duly authorized representative capacity for a Holder) and the Company’s signature shall be deemed and treated for all purposes as their signatures upon the Option Agreement, so that their signatures upon this Agreement shall be sufficient proof for all purposes of their agreement with Vatea Fund and each other to comply with all of the terms and provisions of the Option Agreement.

9.         Miscellaneous. The Holder further understands, acknowledges, and agrees that:

(a)         This Agreement is registered in the name of the Holder on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b)         Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the Holder, the Holder does not waive any rights granted to the Holder under federal and state securities laws.

(c)         This Agreement may be executed in any number of counterparts (including by means of facsimile or other electronic transmission), each of which, when executed and delivered, shall be deemed to be an original. In the event that any signature is delivered by facsimile transmission or email, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page or emailed signature page were an original thereof. All of such counterparts, taken together, shall constitute but one and the same agreement.

AGREED this ______ day of ____________________________ 2009.

HOLDER:

Tax Identification Number or Social Security Number	Type or Print Name of Holder(s) in exact Form to be used on Records of the Company

Address:

Number and Street	Signature

City, State/Province, and Mail Code	Signature of Joint Holder, If Any

Country	If signing in a representative capacity, print title

ACCEPTANCE OF EXCHANGE

The foregoing is hereby accepted this ______ day of ___________________________ 2009.

Oxygen Biotherapeutics, Inc.

By___________________________________

Duly Authorized Officer

EXHBIT A
OPTION AGREEMENT

This is the OPTION AGREEMENT contemplated by Section 8 of the Exchange Agreement (the “Agreement”) between the Holder (as defined in the Agreement), and Oxygen Biotherapeutics, Inc. (the “Company”), which is attached as Exhibit A to the Agreement signed by the Holder and the Company. The Holder and Company agree and acknowledge that Vatea Fund, Segregated Portfolio, formed under the laws of the Cayman Islands (“Vatea”) is a third party beneficiary of this Option Agreement and Vatea is entitled to exercise all rights hereunder and enforce this Option Agreement against the Holder and Company as if were a signatory hereto. All capitalized terms used herein and not otherwise defined will have the meaning ascribed to such terms in the Agreement.

1.         Restriction on Transfer. Upon the Closing contemplated by the Agreement the Holder will be issued shares of Company common stock, par value $0.0001 (the “Shares”). The Holder agrees it will not Encumber (defined below), Transfer (defined below), or permit to be Encumbered or Transferred all or any portion of the Shares, except in accordance with the terms of this Option Agreement, during the period commencing on the Closing and ending July 9, 2011 the “Option Period”). Any attempted Encumbrance or Transfer of any Shares not in accordance with the terms of this Option Agreement shall not be valid and shall not be reflected on the books or records of the Company. For purposes of this Option Agreement, the term “Encumber” means to pledge, hypothecate, or otherwise secure any type of debt or obligation with all or any portion of the Shares, whether incurred voluntarily or involuntarily, and in any manner whatsoever, and “Encumbrance” includes any type of security or surety interest created by such Encumbering. For purposes of this Option Agreement, the term “Transfer” means any sale, pledge, Encumbrance, gift, bequest, or other transfer of any of the Shares or portion thereof, whether or not for value.

2.         Notice and Option. In the event the Holder proposes to effect any Encumbrance or Transfer that would be prohibited or limited by the terms of this Option Agreement during the Option Period, the Holder shall first give written notice of the proposed Transfer to Vatea and the Company (the “Transfer Notice”). The Transfer Notice shall include the name of the Holder and its then current fax number and email address, a statement of the type of proposed Transfer and number of Shares to be Transferred, if the proposed Transfer is not a sale into the Trading Market (as defined below), the name and address of the person to whom the Shares would be Transferred, the instructions for making payment by wire transfer to the Holder, and any other facts that are or would reasonably be deemed material to the proposed Transfer. Transfer Notices shall be given to Vatea and the Company at:

Vatea Fund
c/o Melixia SA
Attn: Mr. Jean-Bernard Progin
Fax No.: +41213540139
Email: progin.jean-bernard@melixia.ch

Oxygen Biotherapeutics, Inc.
Attn: Charles Seeman, Chief Financial Officer
Fax No.: 419-710-8764
Email: c.seeman@oxybiomed.com

And shall be deemed given on the earliest of (a) the date of transmission, if the Transfer Notice is delivered via facsimile or email at the facsimile number or email address specified above prior to 5:30 p.m. (eastern time in the USA) on a Trading Day (as defined below), or (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified above on a day that is not a Trading Day or later than 5:30 p.m. (eastern time in the USA) on any Trading Day. For purposes of this Option Agreement, the term “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Stock Market, or the OTC Bulletin Board on which the Company’s common stock is listed or quoted for trading on the date in question. The term “Trading Day” means (i) a day on which the common stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the common stock is not listed on a Trading Market other than the OTC Bulletin Board, a day on which the common stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board.

(a)         Upon delivery of the Transfer Notice, Vatea may, at its option, elect to purchase all or any portion of the Holder’s Shares being Transferred as stated in such notice. If Vatea wishes to exercise the option, it must provide written notice (the “Exercise Notice”) to the Holder and Company no later than 5:30 p.m. (eastern time in the USA) on the 3rd Trading Day after the date the Transfer Notice is delivered to Vatea and the Company, which shall state the number of Shares Vatea will purchase from the Holder. If the Holder receives no Exercise Notice from Vatea as of such 3rd Trading Day, Vatea shall be deemed to have notified the Holder that it does not elect to purchase any of the Shares. If Vatea Fund does not elect to purchase all or any portion of the Shares listed in the Transfer Notice, then the Company has the option of purchasing the Shares not purchased by Vatea, which the Company can exercise by sending an Exercise Notice to the Holder no later than 5:30 p.m. (eastern time in the USA) on the 5th Trading Day after the date the Transfer Notice is delivered to Vatea and the Company. Any Transfer Notice given to the Holder shall be deemed given on the earliest of (a) the date of transmission, if the Transfer Notice is delivered via facsimile or email at the Holder’s facsimile number or email address specified in the Transfer Notice prior to 5:30 p.m. (eastern time in the USA) on a Trading Day, or (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the Holder’s facsimile number or email address specified in the Transfer Notice on a day that is not a Trading Day or later than 5:30 p.m. (eastern time in the USA) on any Trading Day.

(b)         If Vatea properly exercises its option under Section 2(a), above, to purchase any of the Shares, the Holder shall cause to be delivered to the Company within five Trading Days following the date the Exercise Notice is given to the Holder one or more certificates for the shares being purchased by Vatea, each duly endorsed for transfer with Medallion signature guarantees. Upon receipt of the certificate(s) in proper form for transfer, the Company will promptly provide written notice thereof to Vatea (the “Certificate Notice”). Within two Trading Days following the date the Certificate Notice is given to Vatea, it will send to the Holder the Purchase Price (as defined below) for the Shares being purchased by wire transfer per the instructions provided by the Holder in the Transfer Notice. The Holder will immediately notify the Company when payment of the Purchase Price is received, and upon receiving such notice the Company will effect transfer of the Shares purchased to Vatea. If the Holder fails to so notify the Company of receipt of payment, then upon receiving confirmation from Vatea’s bank that the amount of the Purchase Price was sent by wire transfer per the Holder’s instructions in the Transfer Notice, the Holder agrees that the Company may effect transfer of the Shares purchased to Vatea without any notice to or from Holder, and the Company shall have no liability to the Holder in so doing. If for any reason Vatea fails to make payment of the Purchase Price within two Trading Days following the date the Certificate Notice is given to Vatea, other than by reason of the Holder not providing adequate or correct information to make payment by wire transfer, the Holder is entitled to so notify the Company in writing demanding return of the Shares, and upon receipt of such notice the Company shall cause to be returned to the Holder all certificates for the Shares delivered by the Holder to the Company without any notice to or from Vatea and without liability to Vatea in so doing, and any right or option Vatea may have under Section 2(a) to purchase any Shares of the Holder during the Option Period shall terminate.

(c)         If the Company properly exercises its option under Section 2(a), above, to purchase any of the Shares, the Holder shall cause to be delivered to the Company within five Trading Days following the date the Exercise Notice is given to the Holder one or more certificates for the shares being purchased by the Company, each duly endorsed for transfer with Medallion signature guarantees. Within two Trading Days following the date the Company receives the certificate(s), it will send to the Holder the Purchase Price for the Shares being purchased by wire transfer per the instructions provided by the Holder in the Transfer Notice. The Holder will immediately notify the Company when payment of the Purchase Price is received, and upon receiving notice the Company will effect transfer of the Shares so purchased. If the Holder fails to so notify the Company of receipt of payment, then upon receiving confirmation from the Company’s bank that the amount of the Purchase Price was sent by wire transfer per the Holder’s instructions in the Transfer Notice, the Holder agrees that the Company may effect transfer of the Shares purchased without any notice to or from Holder, and the Company shall have no liability to the Holder in so doing. If for any reason the Company fails to make payment of the Purchase Price within two Trading Days following the date the Company receives the certificate(s), other than by reason of the Holder not providing adequate or correct information to make wire payment by wire transfer, the Holder is entitled to so notify the Company in writing demanding return of the Shares, and upon receipt of such notice the Company shall cause to be returned to the Holder all certificates for the Shares delivered by the Holder to the Company, and any right or option the Company may have under Section 2(a) to purchase any Shares of the Holder during the Option Period shall terminate.

(d)         If neither Vatea nor the Company exercise their respective options to purchase Shares pursuant to Section 2(a), the Holder may Transfer the Shares that were the subject of the Transfer Notice through the transaction described in the Transfer Notice during the 40-day period following the date the Transfer Notice was given to Vatea and the Company free of any restriction set forth in this Option Agreement. If the Holder does not so Transfer the Shares within that time period, then the option given to Vatea and the Company under this Option Agreement is reinstated and the Shares cannot be sold until first offered to Vatea and the Company pursuant to this Section 2.

(e)         The “Purchase Price for the shares is the number of shares being purchased by Vatea or the Company pursuant to this Section 2 multiplied by (i) the closing selling price per share on the Trading Day immediately prior to the day on which the Transfer Notice is given to Vatea and the Company (or the most recent prior Trading Day for which there is such a closing price), if the Company’s common stock is then traded on a Trading Market other than the OTC Bulletin, or (ii) the highest closing bid price per share on the Trading Day immediately prior to the day on which the Transfer Notice is given to Vatea and the Company (or the most recent prior Trading Day for which there is such a closing price), if the Company’s common stock is then traded only on the OTC Bulletin.

3.         Legend on Certificates. The Holder agrees and acknowledges that the certificates for the Shares may, at the Company’s election, contain a legend to the following effect:

Sale, assignment, transfer, pledge, or other disposition of the shares of common stock represented by this certificate is restricted by the provisions that certain Option Agreement between the registered holder of the shares, the Company and Vatea Fund, which expires July 9, 2009. A copy of the Option Agreement will be provided by the Company upon request.

Notation of the restrictions under this Option Agreement will also be noted in the books and records of the Company.

4.         Miscellaneous.

(a)         No provision of this Option Agreement may be waived or amended except in a written instrument signed by the parties hereto (including Vatea).

(b)         This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Vatea may not assign any of it rights hereunder.

(c)         In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the parties hereto (including Vatea) will be entitled to specific performance of the obligations provided for herein. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. If any action or proceeding is instituted to enforce any of the terms or conditions of this Option Agreement, the non-prevailing party shall reimburse the prevailing party for all costs and expenses of such action or proceeding and any appeals taken on the decision rendered in the action or proceeding, including reasonable attorney’s fees.

EXHIBIT B
CERTIFICATE

The undersigned Holder, who is a party to the Exchange Agreement with Oxygen Biotherapeutics, Inc. (the “Company”) to which this Certificate is attached as Exhibit B, hereby certifies to the Company that:

1.         The Holder is the beneficial holder of the following Warrants being offered for exchange under the Exchange Agreement for which the Holder does not have possession or control of the original Warrant agreement(s) (the “Missing Agreements”): (Check the appropriate box below)

[ ]

Warrants to purchase shares of the Company’s common stock at an exercise price of $0.247 per share (the “Class I Warrants”) listed or recorded in the name of the Holder in the books and records of the Company;

[ ]

Warrants to purchase shares of the Company’s common stock at an exercise price of $0.245 per share (the “Class II Warrants”) listed or recorded in the name of the Holder in the books and records of the Company; and/or

[ ]

Warrants to purchase shares of the Company’s common stock at an exercise price of $0.47 per share (the “Class III Warrants”) listed or recorded in the name of the Holder in the books and records of the Company.

2.          Please check the box for the situation that applies:

[ ]

The Holder received a copy, but not the original, of the Missing Agreements, and the Holder agrees that any original of said agreements in the possession of the Company shall be cancelled as of the Closing for the exchange of the Warrants covered by those agreements.

[ ]	A diligent search has been made for the Missing Agreements, and the original agreements have been lost or destroyed.

3.          The Holder has not endorsed any of the Missing Agreements, and neither the Missing Agreements nor the rights therein have, in whole or in part, been assigned, transferred, hypothecated, pledged, or otherwise disposed of to any other person.

4.          This Certificate is made by the Holder for the purpose of inducing the Company to accept the Holder’s offer of exchange for the Holder’s Warrants under the Exchange Agreement, and the Holder hereby agrees immediately to surrender to the Company the Missing Agreements should they hereafter come into the Holder’s possession or control.

5.          The Holder agrees to indemnify the Company against any and all costs, damages, actions, or expenses, which might result from the accepting Holder’s offer of exchange for the Warrants under the Exchange Agreement represented by Missing Agreements, or from honoring the payment, exercise, exchange or transfer obligations provided for in the Missing Agreements should any of them ever be properly presented to the Company for payment, exercise or transfer.

Type or Print Name of Holder(s)	Signature
Title:

Date:	, 2009
Signature of Joint Holder, If Any